Prospectus Supplement — October 4, 2010

Fund (Prospectus Date)	Prospectus Form #

Columbia Asia Pacific ex-Japan Fund (9/27/2010)	S-6587-99 A

The following information replaces information found under the subheading “Example” on page 4p of the prospectus:

EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (unless otherwise noted). The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$724	$1,149	$1,600	$2,848
Class C (if shares are redeemed)	$333	$836	$1,464	$3,158
Class C (if shares are not redeemed)	$233	$836	$1,464	$3,158
Class I (whether or not shares are redeemed)	$117	$476	$860	$1,938
Class R (whether or not shares are redeemed)	$183	$685	$1,215	$2,667

S-6587-1 A (10/10)